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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                          DATE OF REPORT: JUNE 24, 2002
                        (Date of earliest event reported)



                        HORNBECK OFFSHORE SERVICES, INC.
             (Exact Name of Registrant as Specified in Its Charter)


           DELAWARE                     333-69286              72-1375844
(State or other jurisdiction of        (Commission          (I.R.S. Employer
incorporation or organization)         File Number)       Identification Number)

   414 NORTH CAUSEWAY BLVD
       MANDEVILLE, LA                                            70448
    (Address of Principal                                      (Zip Code)
      Executive Offices)

                                 (985) 727-2000

              (Registrant's Telephone Number, Including Area Code)


                      HORNBECK-LEEVAC MARINE SERVICES, INC.
                           (Former Name of Registrant)



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ITEM 4 - CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     Effective June 24, 2002, Hornbeck Offshore Services, Inc. (the "Company") dismissed Arthur Andersen LLP ("Andersen") as the Company's independent public accountants and auditors and engaged Ernst & Young LLP ("Ernst & Young") as its new independent public accountants and auditors. The decision to change the Company's independent public accountants and auditors was approved by the Company's Board of Directors upon the recommendation of the Company's Audit Committee. The Company's stockholders gave the Board of Directors the authority to change independent public accountants and auditors at the Company's annual meeting of stockholders held on May 28, 2002.

     Andersen's reports on the Company's consolidated financial statements for the years ended December 31, 2001 and 2000, respectively, did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles.

     During the two years ended December 31, 2001 and the subsequent interim period preceding the decision to change independent public accountants and auditors, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Andersen, would have caused it to make a reference to the subject matter of the disagreement(s) in connection with its reports covering such periods.

     During the two years ended December 31, 2001 and the subsequent interim period preceding the decision to change independent public accountants and auditors, there were no "reportable events" (hereinafter defined) requiring disclosure pursuant to Item 304(a)(1)(v) of Regulation S-K. As used herein, the term "reportable event" means any of the items listed in paragraphs
(a)(1)(v)(A)-(D) of Item 304 of Regulation S-K.

     The Company has provided Andersen with a copy of the foregoing statements and Andersen has furnished the Company a letter addressed to the Securities and Exchange Commission stating that it has found no basis for disagreement with such statements. A copy of such letter is filed as Exhibit 16 to this Form 8-K.

     During the two years ended December 31, 2001 and the subsequent interim period preceding the decision to change independent public accountants and auditors, neither the Company nor anyone on its behalf consulted Ernst & Young regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, nor has Ernst & Young provided to the Company a written report or oral advice regarding such principles or audit opinion.








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ITEM 7 - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits:

     EXHIBIT
     NUMBER                       DESCRIPTION
     ------                       -----------
       16 Letter from Arthur Andersen LLP pursuant to Item 304(a)(3) of Regulation S-K.

       99          Press Release dated June 26, 2002.

















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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        HORNBECK OFFSHORE SERVICES, INC.


Date:  June 26, 2002                    By: /s/ JAMES O. HARP, JR.
                                           -------------------------------------
                                            James O. Harp, Jr.
                                            Vice President and Chief
                                            Financial Officer













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    EXHIBIT
     NUMBER                       DESCRIPTION
     ------                       -----------
       16 Letter from Arthur Andersen LLP pursuant to Item 304(a)(3) of Regulation S-K.

       99          Press Release dated June 26, 2002.